UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2011

RAND WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31265	84-1035353
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

161 Worcester Road, Suite 401, Framingham, Massachusetts 01701

(Address of principal executive offices, including zip code)

(508) 663-1400

(Registrant’s telephone number, including area code)

10715 Red Run Boulevard, Suite 101, Owings Mills, Maryland 21117

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 30, 2011, Rand Worldwide, Inc. (the “Company”) and Marc Dulude entered into a new employment agreement (the “Agreement”) that provides for Mr. Dulude’s continued employment as the Company’s Chief Executive Officer. Mr. Dulude’s prior employment agreement expired by its terms on December 31, 2010.

Under the Agreement, effective as of January 1, 2011, Mr. Dulude is entitled to receive an annual base salary of $283,500 and will be eligible to earn an annual target bonus of $125,000, subject to meeting annual individual and Company goals established by the Board. The base salary and target bonus are subject to annual review by the Compensation Committee. The Agreement further entitles Mr. Dulude to participate in the employee benefits plans and programs now or hereafter offered by the Company to its executives and/or its employees generally, including medical, disability and life insurance coverage and participation in the Company’s 401(k) plan. In addition, Mr. Dulude is entitled to participate in the Company’s long term incentive plan, as and when approved by the Board. The Company or Mr. Dulude may terminate the Agreement at any time for any reason, in which case Mr. Dulude will be entitled to receive all accrued but unpaid compensation and benefits. If, however, Mr. Dulude’s employment is terminated by the Company without Cause (as defined in the Agreement), then Mr. Dulude will be entitled to receive continued base salary payments and benefits for twelve months after termination.

In exchange for the compensation and benefits to be provided under the Agreement, Mr. Dulude agreed to certain non-competition and non-solicitation covenants for twelve months following termination, as well as other customary covenants and terms, including a promise by Mr. Dulude not to disclose the Company’s confidential information to third parties.

The foregoing description is qualified in its entirety by reference to the complete Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The exhibits filed or furnished with this report are listed in the Exhibit Index that immediately follows the signature hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAND WORLDWIDE, INC.

Date: April 4, 2011	By:	/s/ Lawrence Rychlak
Lawrence Rychlak
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Employment Agreement dated March 30, 2011 between Rand Worldwide, Inc. and Marc Dulude (filed herewith)